BHR INSTITUTIONAL FUNDS

I hereby appoint Joshua B. Deringer, Michael P. Malloy, John Leven and Holly Butson attorney for me, with full power of substitution, and in my name and on my behalf as a Trustee to sign any Registration Statement or Amendment thereto of BHR Institutional Funds (Registration Nos. 333-135371/811-21913) to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on November 17, 2009.

/s/ Gary Shugrue
Gary Shugrue

BHR INSTITUTIONAL FUNDS

I hereby appoint Joshua B. Deringer, Michael P. Malloy, John Leven and Holly Butson attorney for me, with full power of substitution, and in my name and on my behalf as a Trustee to sign any Registration Statement or Amendment thereto of BHR Institutional Funds (Registration Nos. 333-135371/811-21913) to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on November 16, 2009.

/s/ Amy D. Duling
Amy Duling

BHR INSTITUTIONAL FUNDS

I hereby appoint Joshua B. Deringer, Michael P. Malloy, John Leven and Holly Butson attorney for me, with full power of substitution, and in my name and on my behalf as a Trustee to sign any Registration Statement or Amendment thereto of BHR Institutional Funds (Registration Nos. 333-135371/811-21913) to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on November 16, 2009.

/s/ J. Patton
James Patton, MD

BHR INSTITUTIONAL FUNDS

I hereby appoint Joshua B. Deringer, Michael P. Malloy, John Leven and Holly Butson attorney for me, with full power of substitution, and in my name and on my behalf as a Trustee to sign any Registration Statement or Amendment thereto of BHR Institutional Funds (Registration Nos. 333-135371/811-21913) to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on November 17, 2009.

/s/ Malcolm MacColl
Malcolm MacColl